SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C.   20549


                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 17,
1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of May 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-
Through Certificates, Series 1996-KS2)


          Residential Asset Securities Corporation

   (Exact name of registrant as specified in its charter)

DELAWARE            33-56893          51-0362653
(State or Other
Jurisdiction        (Commission    (I.R.S. Employer of
Incorporation)      File Number)   Identification No.)



 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota    55437
 (Address of Principal   (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is
(612) 832-7000




Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

              (a)    Not applicable

              (b)    Not applicable

              (c)    Exhibits:

            23.10.  Consent of Coopers & Lybrand L.L.P.,
                    independent auditors of Financial
                    Security Assurance Inc. with respect
                    to Mortgage Pass-Through
                    Certificates, Series 1996-KS2, Class
                    A-1, Class A-2, Class A-3, Class A-4,
                    Class A-5, Class R-I and Class R-II.


                           SIGNATURES

   Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 RESIDENTIAL ASSET
                              SECURITIES CORPORATION


                               By:/s/William E. Waldusky
                             Name:   William E. Waldusky
                            Title:   Vice President


Dated:  May 17, 1996


                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ASSET
                                 SECURITIES  CORPORATION


                                By:/s/William E. Waldusky
                              Name: William E. Waldusky
                             Title: Vice President


Dated:  May 17, 1996

                             EXHIBIT 23.10

                  CONSENT OF INDEPENDENT ACCOUNTANTS


   We consent to the incorporation by reference in the Preliminary Prospectus Supplement of Residential Asset
Securities Corporation dated May 17, 1996 relating to
Mortgage Pass-Through Certificates, Series 1996-KS2 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security
Assurance Inc. and Subsidiaries as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995. We also consent to the reference to our firm under the caption "Experts."



                           COOPERS & LYBRAND L.L.P.

New York, New York
May 16, 1996